SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) July 19, 2000
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


      Delaware                   1-10857                    95-4032739
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(State or Other Jurisdiction   (Commission                  (IRS Employer
    of Incorporation)           File Number)               Identification No.)


                  90 Park Avenue, New York, New York 10016
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            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.     OTHER EVENTS.

      On July 19, 2000, The Warnaco Group, Inc.'s subsidiary, Warnaco Inc. entered into a commitment letter which is attached hereto as Exhibit 99.1 and incorporated herein by reference. On July 20, 2000, The Warnaco Group, Inc. issued a press release which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)   Exhibits.

      99.1  Commitment Letter, dated July 19, 2000.

      99.2  Press Release, dated July 20, 2000.



                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE WARNACO GROUP, INC.


Dated:July 20, 2000             By: /s/  Stanley P. Silverstein
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                                    Name:   Stanley P. Silverstein
                                    Title:  Vice President, General Counsel
                                            and Secretary


                               EXHIBIT INDEX


Exhibit No. Description

99.1        Commitment Letter, dated July 19, 2000.

99.2        Press Release, dated July 20, 2000.